November 15, 1997
                          DREYFUS REAL ESTATE
                           MORTGAGE FUND
                     SUPPLEMENT TO PROSPECTUS
                     DATED SEPTEMBER 30, 1997

        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND_MANAGEMENT POLICIES":
        The Fund also may invest in equity securities, such as common stocks and securities convertible into common stocks, issued by companies that primarily invest or deal in real estate.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND_MANAGEMENT POLICIES":
        The average dollar-weighted credit rating of the debt securities (including preferred stock) held by the Fund, however, as measured on the basis of the dollar value of the securities purchased and their credit rating without reference to subcategories, will be at least Baa by Moody's or BBB by S&P, Fitch, or Duff.
        THE FOLLOWING INFORMATION SUPERCEDES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "APPENDIX_ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS":
        ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred

(CONTINUED ON REVERSE SIDE)
from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (E.G., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.
        THE FOLLOWING POLICY WILL BE EFFECTIVE ON JANUARY 15, 1998. During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
                                                                 045s1197